UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2021
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Brigham Minerals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38870	83-1106283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5914 W. Courtyard Drive,	Suite 200
Austin,	TX	78730
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:	(512)	220-6350
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01	MNRL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On November 3, 2021, Brigham Minerals, Inc. (the “Company”) and Rearden Minerals, LLC, a wholly owned subsidiary of the Company (“Rearden”), entered into a definitive purchase and sale agreement (the “Purchase and Sale Agreement”) with Principle Energy, LLC and Regal Petroleum LLC (D/B/A Regal Royalty, LLC), in each case, an unrelated seller (collectively, the “Sellers”), providing for an acquisition by Rearden of certain mineral and royalty interests from the Sellers (the “Pending Acquisition”). The Pending Acquisition is expected to close in the fourth quarter of 2021, subject to the completion of due diligence and the satisfaction of customary closing conditions, and will have an effective time of August 1, 2021.

Upon closing of the Pending Acquisition, and assuming no adjustments to the purchase price, the Company and Rearden will deliver to Sellers $43,850,000 of cash consideration and 2,218,962 shares of the Company’s Class A common stock, par value $0.01 per share (the “Acquisition Shares”), less and except a certain portion of the Acquisition Shares that will be deposited into escrow to cover potential disputed title defects, if any, and to support Sellers indemnification obligations under the Purchase and Sale Agreement.

In connection with the closing of the Pending Acquisition, the Company will enter into a customary registration rights agreement with the Sellers, pursuant to which the Company will agree to file and use commercially reasonable efforts to cause to become effective withing 30 days after the closing date a shelf registration statement and prospectus supplement under the Securities Act of 1933, as amended (the “Securities Act”), to permit the resale of the Acquisition Shares by the Sellers. Pursuant to the terms of the Purchase and Sale Agreement, the Sellers have agreed not to transfer, sell, pledge, hypothecate or otherwise dispose of the Acquisition Shares, other than certain permitted transfers, during the period that begins on the closing date and ends on January 13, 2022 with respect to 100% of the Acquisition Shares. During the period that begins on January 14, 2022 and ends on March 15, 2022, the Sellers will have the opportunity to transfer, sell, pledge, hypothecate or otherwise dispose of the Acquisition Shares in certain increments. The Sellers may transfer, sell, pledge, hypothecate or otherwise dispose of all of the Acquisition Shares after March 15, 2022. The Acquisition Shares will be issued in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof as sales by an issuer not involving any public offering.

Item 7.01 Regulation FD Disclosure.

On November 4, 2021, the Company issued a press release announcing the Pending Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Press release issued by Brigham Minerals, Inc., dated November 4, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHAM MINERALS, INC.
Date:	November 8, 2021
		By:	/s/ Kari A. Potts
		Name:	Kari A. Potts
		Title:	Vice President, General Counsel, Compliance Officer and Corporate Secretary